The Victory Portfolios

                                 Lakefront Fund

                        Supplement dated August 28, 2000
                   To the Prospectus Dated February 28, 2000


This Supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus. This information is important and is part of your Prospectus.

The Board of Trustees of The Victory Portfolios has approved a Plan of Liquidation with respect to the Victory Lakefront Fund. The Plan of Liquidation provides that the Fund will liquidate its assets on or about September 29, 2000. Upon the liquidation, all shares of the Fund will be redeemed and the Fund will distribute its assets pro rata to all remaining shareholders. Effective as of the date of this Supplement, the Fund only will accept orders from current shareholders to purchase shares of the Fund. Prior to the liquidation, any dividend paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividend in the form of additional shares of the Fund.

Additionally -

o As a shareholder of one of the Victory Portfolios, you may exchange your Class A Shares of the Fund for Class A Shares of another fund of the Victory Portfolios without paying an additional sales charge. A list of funds available for exchange is being sent to all current shareholders of the Fund. Please contact your Investment Professional or the Victory Portfolios at 800-539-3863 if you need additional information.

o Shareholders of other Victory Funds who are not current investors in the Fund may not exchange from those other funds into the Fund. Participants of 401K plans should contact their benefits or plan administration service agents for further information about alternative investment options.

o   The Fund reserves the right to further restrict sales of Fund shares.

On or around the close of business on Friday, September 29, 2000, the Fund will distribute all of its assets in cash to its shareholders. Prior to that time, the proceeds from the sale of portfolio securities may be invested in cash equivalent securities or held in cash.






Please insert this Supplement in the front of your Prospectus. If you would like to obtain additional information, please call the Victory Funds at 800-539-3863.







                               VF-VLF-SUP1 (8/00)